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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 10, 2005
(Date of earliest event reported)

COMPUTER NETWORK TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other Jurisdiction of Incorporation)	0-13994 Commission File Number	41-1356476 IRS Employer Identification No.
6000 Nathan Lane North, Minneapolis, Minnesota 55442 (Address of principal executive offices, including Zip Code)
Telephone Number (763) 268-6000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—Entry into a Material Definitive Agreement

        On February 10, 2005, Computer Network Technology Corporation, McDATA Corporation and Condor Acquisition, Inc. entered into Amendment No. 1 to their Agreement and Plan of Merger, dated January 17, 2005. The purpose of the amendment was to clarify the post-acquisition treatment by McDATA Corporation of assumed options to purchase shares of Computer Network Technology Corporation's common stock. The parties also agreed that reasonable actions taken to comply with Section 409A of the Internal Revenue Code were permissible. A copy of this amendment is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 9.01—Financial Statements and Exhibits

  (c)
  Exhibits

2.1
Amendment No. 1 to Agreement and Plan of Merger, dated February 10, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER NETWORK TECHNOLOGY CORPORATION
By:	/s/ GREGORY T. BARNUM Gregory T. Barnum Chief Financial Officer

        Dated: February 11, 2005

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  ITEM 1.01—Entry into a Material Definitive Agreement
  ITEM 9.01—Financial Statements and Exhibits
SIGNATURE